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                              EXHIBIT 10.2

                                                 OFFICIAL ORDER NUMBER: P 352722
HAMPSHIRE                                          DATE:10 MAY 1999
POLICE AUTHORITY

TO SUPPLIER:                      PLEASE SUPPLY AND DELIVER TO:

Britten Norman                    Air Support Unit
Bembridge                         HMS Daedalus
Isle of Wight                     Lee on the Solent
PO35 5PR

TELEPHONE ENQUIRIES,              INVOICE AND STATEMENTS, QUOTING ORDER
QUOTING ORDER NUMBER TO:          NO. TO:

Capt. R. Ruprecht                 Finance Department
Telephone number:                 Police Headquarters
01705 553 418                     Winchester

QUANTITY     DESCRIPTION                     UNIT PRICE          TOTAL COST

One          Defender 4000 - s, Together
             With extended Warranty(5 years)
             In accordance with PIIC Agreement No CS 895/01

             Payment with order                                  574,000.00
             On completion of Interior Design                    574,000.00

             Annual Warranty payable at
             L.5,080 per month
             Labour associated with "Power by Hour"
             Agreement at L.1,150 per month


Existing Aircraft (BN2B) Islander to be handed over on completion and delivery of Defender 4000

EXPENDITURE ANALYSIS CODE        ESTIMATED
                                 COMMITMENT
CAP.                             L.       P

C          PJ61      6          1,476,800.00

To be signed by requisitioning Officer
                                       Authorising Officer .../s/..............
 .../s/................................                     Brian Readhead
Capt. R. Ruprecht
                                       Date...30/4/99..........................


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Date  29/4/99                                                 NOTE TO SUPPLIERS

            This block must carry an authorising signature before goods/services are supplied. Without a signature this order is NOT valid